UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2009

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On December 22, 2009, the Federal Home Loan Bank of New York ("Bank") announced that Mr. José González was elected by the Bank’s Board of Directors ("Board") on December 17, 2009 to serve as a Member Director on the Board commencing on January 1, 2010 and ending on December 31, 2013. Mr. González currently serves on the Board; his current term expires on December 31, 2009. A copy of a press release providing additional information about Mr. González is attached as Exhibit 99.1.

The election of Mr. González by the Board took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks.

In 2009, Mr. González served on the Board’s Executive, Audit and Compensation and Human Resources Committees. He was appointed by the Board on December 17, 2009 to serve on such committees in 2010. Mr. González is currently Vice Chair of the Board; his term as Vice Chair will expire on December 31, 2010.

The compensation of Mr. González, as well as all of the Directors serving on the Board in 2010, will be in accordance with a 2010 Director Compensation Plan ("Compensation Plan") approved by the Board on December 17, 2009. In brief, the Compensation Plan provides that the maximum fee opportunity for the Board Chair in 2010 will be $60,000; the fee opportunity for the Board Vice Chair in 2010 will be $55,000; the maximum fee opportunity for a Director serving as a Committee Chair in 2010 will be $50,000 (subject to provisions stating that (i) service as the Chair of more than one Board Committee will not increase the fee opportunity for a Director, and (ii) service as a Committee Chair by the Chair and/or Vice Chair will not increase their fee opportunities); and the maximum fee opportunity for all other Directors in 2010 will be $45,000. Each Director shall be paid an amount equal to one-tenth of his or her maximum fee opportunity for each Board meeting attended by such Director in 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release, dated December 22, 2009, providing information about the election of Mr. José González to the Board of Directors of the Federal Home Loan Bank of New York.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

December 22, 2009	By:	Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated December 22, 2009, providing information about the election of Mr. José González to the Board of Directors of the Federal Home Loan Bank of New York.